UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 4, 2018

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37352	32-0420206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Vesey Street
New York, NY 10282
(Address of principal executive offices)

(212) 418-0100
 (Registrant's telephone number, including area code)

NOT APPLICABLE
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Previous independent registered public accounting firm
On June 4, 2018, the Audit Committee (the "Audit Committee") of the Board of Directors of Virtu Financial, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as independent registered public accounting firm for the Company.
The audit report of Deloitte on the consolidated financial statements of the Company as of December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's fiscal years ended December 31, 2017 and December 31, 2016, and through the date of dismissal of Deloitte, there have been no "disagreements" (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of such disagreements in connection with their reports on the Company's consolidated financial statements for such years.
During the fiscal years ended December 31, 2017 and 2016 and through the date of dismissal of Deloitte, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred.
The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter dated June 5, 2018 is attached as Exhibit 16.1 hereto.
(b) New independent registered public accounting firm
On June 4, 2018, the Audit Committee completed a competitive process to select the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. As a result of this process, on June 4, 2018 the Audit Committee appointed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.
During the Company's fiscal years ended December 31, 2017 and December 31, 2016, and through June 4, 2018, neither the Company nor anyone on its behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated as of June 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: June 5, 2018